Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,290,840,369
Previously Paid Amount	0
Total Fee Amount	178,265.07
Total Offset Amount	0
Net Fee	$ 178,265.07